Income Taxes	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
14.	INCOME TAXES

The Group and its subsidiaries, and the consolidated VIEs file tax returns separately.

Cayman Islands

The Group is incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Group is not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

British Virgin Islands

The Group’s subsidiary incorporated in the BVI is not subject to taxation.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazette on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

PRC

The Group’s subsidiary and VIEs incorporated in PRC are subject to PRC Enterprise Income Tax (“EIT”) law. Pursuant to the relevant laws and regulations in the PRC, Puyi Bohui is regarded as an accredited software company and a High and New Technology Enterprise (“HNTE”), and thus enjoys preferential tax treatments, including being exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. For Puyi Bohui, tax year 2015 was the first profit-making year and accordingly, from January 1, 2017 to December 31, 2019 Puyi Bohui has made a 12.5% tax provision for its profits; beginning from January 1, 2020, Puyi Bohui is qualified for west development taxation preference and is subject to an income tax rate for 15%. Puyi Zhongxiang is qualified for Shenzhen Qianhai modern services cooperation district entity tax preference and is subject to an income tax rate for 15%. Chongqing Fengyi and Puyi Consulting are qualified for west development taxation preference and are subject to an income tax rate for 15%. Dake is qualified as a small low-profit enterprise with estimated annual taxable income of less than RMB1 million in the fiscal year 2021 and its annual effective enterprise income tax rate is 5%. Other PRC subsidiaries are subject to a standard 25% EIT.

The components of the income tax provision (benefit) are as follows:

	For the years ended June 30,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$

Current	10,288	3,382	1,072	166
Deferred	(892)	(5,776)	(10,680)	(1,654)
Total income tax expense (benefit)	9,396	(2,394)	(9,608)	(1,488)

The principal components of the deferred income tax assets and liabilities are as follows:

	As of June 30,
	2020	2021	2021
	RMB	RMB	US$

Non-current deferred tax assets:
Tax loss carry forward	12,275	22,149	3,430
Allowance for doubtful accounts, credit losses and impairment losses	1,723	1,723	267
Subtotal	13,998	23,872	3,697
Less: valuation allowances	3,089	2,284	353
Total	10,909	21,588	3,344

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more-likely-than-not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law.

The Group had total tax loss carry-forwards of RMB76,742 and RMB121,530 as of June 30, 2020 and 2021, respectively. As of June 30, 2021, the tax loss carry-forwards of RMB5,051, RMB4,429, RMB37,760, and RMB74,290 are to expire for the years ending June 30, 2023, 2024, 2025 and 2026, respectively. During the years ended June 30, 2019 and 2020, there was no tax loss carried forward expired and canceled. For the year ended June 30, 2021, there was no tax loss carried forward expired, while tax loss carried forward of RMB4,141 was canceled due to the disposal of Zhonghui.

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years ended June 30,
	2019	2020	2021	2021
	RMB	RMB	RMB	US$

Income (loss) from operations before income taxes	61,419	(35,945)	(55,674)	(8,623)
PRC income tax statutory rate	25%	25%	25%	25%
Income tax expense (benefit) at statutory tax rate	15,355	(8,986)	(13,919)	(2,156)
Preferential tax treatments	(6,606)	4,633	403	62
Super deduction of qualified R&D expenditures	(857)	447	(360)	(56)
Expenses not deductible for tax purposes	388	391	998	155
Uncertain tax provision	600	-	2,800	434
Tax expenses not deductible for book purposes	-	(727)	-	-
Others	(413)	(312)	240	37
Valuation allowances	929	2,160	230	36
Income tax expense (benefit)	9,396	(2,394)	(9,608)	(1,488)

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of June 30, 2020 and 2021, the Group had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Group intends to reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

The Group analyzes its uncertain income tax positions concerning transfer pricing on a regular basis, which were primarily concerned with sales activities conducted among the subsidiaries that had different income tax rates (ranging from 5% to 25%) and the amount of taxes that could have been paid additionally, in aggregation, had those sales activities were conducted among subsidiaries without any preferential income tax rates. When such potential impact is identified, the Group recognize 100% of the calculated income tax exposure as an income tax expense and other tax liabilities.

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2019, 2020 and 2021 the Company had RMB9,300, RMB9,300, and RMB12,100 of unrecognized tax benefits that if recognized would affect the annual effective tax rate. We recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For years ended June 30, 2019, 2020 and 2021 the Company recognized no interest or penalty expense related to unrecognized tax benefits.

Movements of unrecognized tax benefits are as follows:

	RMB	US$

Balance as of June 30, 2018	8,700	1,315
Provisions for uncertain tax positions during the year ended June 30, 2019	600	40
Balance as of June 30, 2019	9,300	1,355
Provisions for uncertain tax positions during the year ended June 30, 2020	-	-
Balance as of June 30, 2020	9,300	1,316
Provisions for uncertain tax positions during the year ended June 30, 2021	2,800	434
Balance as of June 30, 2021	12,100	1,874